UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement for Secured Debentures of Nuclea Energy Canada Inc.

On October 30, 2026, PMGC Holdings Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with Nuclea Energy Canada Inc., a corporation existing under the Business Corporations Act (British Columbia) (“Nuclea Canada”), pursuant to which the Company agreed to subscribe for and purchase US$1,845,000 aggregate principal amount of secured debentures of Nuclea Canada (the “Debentures”), issuable in increments of US$1,000 at a price of US$1,000 per Debenture, as part of an offering by Nuclea Canada of up to US$9,000,000 aggregate principal amount of Debentures (the “Offering”). The Company is the managing member of NorthStrive Sponsor I LLC (the “Sponsor”), the sponsor of NorthStrive Acquisition Corp I. (“NSAI”), a special purpose acquisition company that has entered into a business combination agreement with Nuclea Energy Inc., the parent of Nuclea Canada. The debenture offering is being conducted in connection with Nuclea Canada’s acquisition of all of the assets of Moltex Energy Limited (In Administration) (the “Moltex Acquisition”). The Company’s obligation to complete its subscription is conditional on, among other things, the business combination agreement having been executed and delivered and remaining in full force and effect, and the Moltex asset purchase agreement remaining in full force and effect, in each case as of the closing of the Offering.

The Debentures do not bear interest and are not convertible into equity securities of Nuclea Canada, its parent or NSAI. The Debentures mature on the earliest of (i) the date that is three months from the date of issuance, (ii) the date that is five business days after termination of the business combination agreement for any reason, (iii) the consummation of a change of control, merger or going-public transaction of Nuclea Canada or its parent, other than the business combination with NSAI, and (iv) the date the principal amount of the Debentures becomes due and payable following an event of default. The Debentures may be redeemed by Nuclea Canada at any time and rank pari passu among themselves. The Debentures rank senior to all other indebtedness of Nuclea Canada other than certain permitted secured debt, including up to US$5,000,000 of bank indebtedness. On a change of control or merger of Nuclea Canada (other than the business combination with NSAI), holders may require Nuclea Canada to purchase the Debentures at 100% of principal. Waivers, amendments and certain consents under the Debentures require holders of more than 66 2/3% of the outstanding principal amount, and the exercise of remedies under the security is governed by the intercreditor and collateral agency agreement; the Company will hold approximately 20.5% of the Debentures (assuming Nuclea Canada issues US$9,000,000 aggregate principal amount of Debentures in the Offering). Nuclea Canada has agreed to use the proceeds solely to fund the Moltex Acquisition and to reimburse the Company’s legal fees and expenses up to US$15,000.

In consideration for the financing, the Company will receive a finance fee of US$45,000 (the “Finance Fee”), payable at the closing of the offering by the Company withholding the Finance Fee from the aggregate subscription price deposited with the escrow agent, such that the Debentures will be issued at an original issue discount. The subscription proceeds will be held in escrow by OceanFirst Bank N.A. and released to Nuclea Canada upon satisfaction or waiver of the conditions to the Moltex Acquisition; if those conditions are not satisfied within 60 days of the closing, or upon the occurrence of certain termination events (including termination of the business combination agreement), the proceeds will be returned to the subscribers. The Debentures will not be released to the subscribers until the escrowed funds are released to Nuclea Canada.

The Debentures will be secured, from and after completion of the Moltex Acquisition, by a general security agreement over Nuclea Canada’s present and after-acquired personal property, a general security agreement over Moltex Energy Canada Inc.’s present and after-acquired personal property and a pledge of the shares of its subsidiary, Moltex Energy Canada Inc., and will be guaranteed by Moltex Energy Canada Inc., with Cancor Debt Agency Inc. acting as collateral agent. In connection with its subscription, the Company will enter into a joinder to the intercreditor and collateral agency agreement among the collateral agent, Nuclea Canada and the holders of the Debentures. The Subscription Agreement and the Debentures are governed by the laws of the Province of Ontario, and the closing of the offering is expected to occur on or before November 30, 2026. The Debentures are obligations of Nuclea Canada, and neither NSAI nor the Sponsor is a party to, or an obligor under, the Debentures.

The foregoing description of the Subscription Agreement and the Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and the form of Secured Debenture, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Related Party Transactions

Because the Company is the managing member of the Sponsor, which is the sponsor of NSAI, the Company and NSAI have certain overlapping officers and/or directors, and the Company is also an existing investor in Nuclea Energy Inc., the Company’s subscription for the Debentures is a related party transaction. As described above, in consideration of its subscription the Company will receive the Finance Fee from Nuclea Canada, which is structured as an original issue discount withheld from the subscription price. The Company’s board of directors reviewed and approved the Subscription Agreement and the transactions contemplated thereby.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the issuance and sale of the Debentures, the anticipated closing of the debenture offering and the timing thereof, the use and release of the escrowed proceeds, the Moltex Acquisition, the proposed business combination between NSAI and Nuclea Energy Inc., and the Company’s expectations regarding the finance fee and the other anticipated benefits of the financing. Forward-looking statements are often identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential” and similar expressions, although not all forward-looking statements contain such words.

Forward-looking statements are based on management’s current expectations and assumptions and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied. There can be no assurance that the debenture offering will close on the expected terms or at all, that the conditions to the release of the escrowed proceeds or to the Moltex Acquisition will be satisfied within the required time or at all, that the proposed business combination between NSAI and Nuclea Energy Inc. will be consummated, that the business combination agreement will not be terminated, that the Debentures will be repaid when due, or that the Company will realize the finance fee or any of the other anticipated benefits of the transactions described in this report.

Additional factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include the risk that one or more of the closing conditions to the financing, the Moltex Acquisition or the business combination is not satisfied or waived; the occurrence of any event, change or circumstance that could give rise to the termination of the Subscription Agreement or the business combination agreement; the ability of the Company and Nuclea Canada to perform their respective obligations under the transaction documents; the value and sufficiency of the collateral securing the Debentures; and the other risks and uncertainties described from time to time in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and in its subsequent periodic reports.

The forward-looking statements in this report speak only as of the date hereof. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement for Secured Debentures, dated as of October 30, 2026, between PMGC Holdings Inc. and Nuclea Energy Canada Inc.
10.2	Form of Secured Debenture of Nuclea Energy Canada Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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